ENGINE NO. 1 ETF TRUST

Supplement dated October 7, 2022 to the Prospectus and Statement of Additional Information (“SAI”) dated June 21, 2021, as amended, of Engine No. 1 Transform Climate ETF (the “Fund”)

Effective October 10, 2022, the following changes are made to the Prospectus and SAI of the Fund.1

The subsection entitled “Portfolio Managers” in the section entitled “Fund Summary” in the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers: Christopher James, Eli Horton and Molly Landes will be jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. James and Horton and Ms. Landes will be supported by and draw on the resources of Engine No. 1’s investment personnel, including its data science team and fundamental investment analysts in applying Engine No. 1’s Total Value Framework.

Mr. James founded Engine No. 1 in 2020 and has been an investor in the technology sector for nearly three decades, including as the Founder of Partner Fund Management (“PFM”) (2004-2020) and Co-Founder of Andor Capital Management (2001-2004), as well as Managing Director at Pequot Capital (1996-2001) and as a member of Pequot’s Management Committee. Prior to joining Pequot, Mr. James was a Portfolio Manager at Moore Capital (1995-1996) (previously Ethos Capital). Mr. James was an Analyst at Ethos Capital (1992-1995) before it was sold to Moore Capital in 1995. Mr. James started his career at JGM Management. In addition, Mr. James has founded and built asset heavy companies in industries in transition located in Illinois, Louisiana, and Texas. Mr. James graduated with a BA in Economics from Tulane University and is the Chair of Tipping Point Community and Director of the James Family Foundation, organizations focused on poverty relief, conservation, and education.

Mr. Horton leads Engine No. 1’s active ETF investments and is a senior member of Engine No. 1’s investment committees. His investment career has spanned both the public and private markets across a wide range of industries. Prior to joining Engine No. 1, Mr. Horton was a Managing Director at Maverick Capital, a long-short investment firm where he invested in industrials and a broad range of industries. Previously, he was a member of the Technology and Retail private equity teams at KKR. Mr. Horton began his career in the Technology, Media & Telecom group within the investment banking division of Goldman Sachs. Mr. Horton received a Master of Accountancy and a BS in Accounting from the Marriott School of Business at Brigham Young University.

1 As of August 1, 2022, Mr. Horton did not beneficially own any equity securities of the Fund.

Ms. Landes has been with Engine No. 1 since March 2021. Prior to her role at Engine No. 1, Ms. Landes was employed at BlackRock with a focus on Portfolio Management and trading since 2011. Before her time with BlackRock, Ms. Landes focused on domestic and international equity trading at both Fidelity and Bank of America/US Trust. Ms. Landes holds an MBA in Finance from Boston University and a BA in Telecommunications with a Business Minor from Indiana University.

The subsection entitled “Other Accounts Managed by the Portfolio Managers as of February 1, 2022” in the section entitled “Management and Other Service Providers” in the SAI is deleted in its entirety and replaced with the following:

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Portfolio Managers of the Funds managed in addition to the Funds.

	Other Accounts Managed (As of February 1, 2022)			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Christopher James
	Registered investment companies	None	–	None	–
	Other pooled investment vehicles	None	–	None	–
	Other accounts	None	–	None	–
Eli Horton*
	Registered investment companies	None	–	None	–
	Other pooled investment vehicles	None	–	None	–
	Other accounts	None	–	None	–
Molly Landes
	Registered investment companies	None	–	None	–
	Other pooled investment vehicles	None	–	None	–
	Other accounts	None	–	None	–

* The information above with respect to Mr. Horton is as of August 1, 2022.

The third sentence in the subsection entitled “Creation Transaction Fee” in the section entitled “Creation and Redemption of Creation Units” in the SAI is deleted in its entirety and replaced with the following:

For the Transform Climate ETF, the standard fixed creation transaction fee is $500, regardless of the number of Creation Units created in the transaction.

The third sentence in the subsection entitled “Redemption Transaction Fee” in the section entitled “Creation and Redemption of Creation Units” in the SAI is deleted in its entirety and replaced with the following:

For the Transform Climate ETF, the standard fixed redemption transaction fee is $500, regardless of the number of Creation Units redeemed in the transaction.

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